                                  Table of Contents

                                           OVERVIEW
                             LETTER TO SHAREHOLDERS       1
                                  ECONOMIC SNAPSHOT       2

                                PERFORMANCE SUMMARY
                                  RETURN HIGHLIGHTS       4

                              PORTFOLIO AT A GLANCE
                                     CREDIT QUALITY       6
                         SIX-MONTH DIVIDEND HISTORY       6
                                   TOP FIVE SECTORS       7
      NET ASSET VALUE AND COMMON SHARE MARKET PRICE       7
                   Q&A WITH YOUR PORTFOLIO MANAGERS       8
                                  GLOSSARY OF TERMS      11

                                     BY THE NUMBERS
                           YOUR TRUST'S INVESTMENTS      12
                               FINANCIAL STATEMENTS      15
                      NOTES TO FINANCIAL STATEMENTS      20
          BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      24

Regardless of the market environment, your investment goals don't go away.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2002)

-------------------------------
AMEX Ticker Symbol - VKC
-------------------------------

-----------------------------------------------------------------------
Six-month total return(1)                                     1.38%
-----------------------------------------------------------------------
One-year total return(1)                                     13.48%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      2.67%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       7.11%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  7.34%
-----------------------------------------------------------------------
Commencement date                                          11/01/88
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                      6.46%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common share market price(3)                                 11.60%
-----------------------------------------------------------------------
Preferred share rate(4)                                      1.375%
-----------------------------------------------------------------------
Net asset value                                              $10.61
-----------------------------------------------------------------------
Closing common share market price                             $9.85
-----------------------------------------------------------------------
Six-month high common share market price (10/08/02)          $10.73
-----------------------------------------------------------------------
Six-month low common share market price (12/16/02)            $9.40
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming the maximum 44.3% combined federal and state income tax rate effective for calendar year 2002, which takes into consideration the deductibility of individual state taxes paid.

(4) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of December 31, 2002
- AAA/Aaa............  88.4%   [PIE CHART]
- AA/Aa..............   2.0%
- A/A................   5.2%
- BBB/Baa............   4.4%
As of June 30, 2002
- AAA/Aaa............  84.4%   [PIE CHART]
- AA/Aa..............   5.7%
- A/A................   5.4%
- BBB/Baa............   4.5%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending December 31, 2002, for common shares)

[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
7/02                                                                     $ 0.0530                           $ 0.0000
8/02                                                                     $ 0.0530                           $ 0.0000
9/02                                                                     $ 0.0530                           $ 0.0000
10/02                                                                    $ 0.0530                           $ 0.0000
11/02                                                                    $ 0.0530                           $ 0.0000
12/02                                                                    $ 0.0530                           $ 0.1145

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                     DECEMBER 31, 2002                    JUNE 30, 2002
                                                                     -----------------                    -------------
Public Education                                                            17.3%                              15.6%
Tax District                                                                16.1%                              14.3%
Water & Sewer                                                               11.5%                              12.7%
Public Building                                                             10.1%                               7.6%
General Purpose                                                              6.6%                              12.6%

Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--December 1992 through December 2002)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
12/92                                                                     10.3000                            10.2500
                                                                          10.7100                            10.5000
                                                                          10.9600                            10.8750
                                                                          11.5300                            11.1250
12/93                                                                     11.4100                            11.6250
                                                                          10.4300                            10.7500
                                                                          10.3000                            10.6250
                                                                          10.2100                            10.5000
6/94                                                                       9.7000                             9.6250
                                                                          10.3400                            10.2500
                                                                          10.4000                            10.7500
                                                                          10.4200                            11.1250
12/95                                                                     10.8700                            11.3750
                                                                          10.3800                            11.3750
                                                                          10.2800                            10.8750
                                                                          10.4600                            11.6250
12/96                                                                     10.4600                            11.8750
                                                                          10.1900                            11.6250
                                                                          10.4500                            12.1875
                                                                          10.6700                            12.8750
12/97                                                                     10.6900                            12.3125
                                                                          10.6800                            11.8750
                                                                          10.6700                            12.1250
                                                                          10.9900                            11.6875
12/98                                                                     10.5000                            11.5000
                                                                          10.4200                            10.8750
                                                                           9.9300                             9.8750
                                                                           9.4800                             9.0625
12/99                                                                      8.8900                             7.5625
                                                                           9.3200                             8.1250
                                                                           9.3600                             8.3750
                                                                           9.6500                             8.6870
12/00                                                                     10.2000                             8.4370
                                                                          10.1900                             8.6600
                                                                           9.9900                             8.8300
                                                                          10.4500                             9.5300
12/01                                                                     10.0600                             9.3400
                                                                           9.8800                             9.4500
                                                                          10.2500                            10.1400
                                                                          11.0200                            10.5000
12/02                                                                     10.6100                             9.8500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM FOR THE VAN KAMPEN CALIFORNIA MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2002. THE TRUST IS MANAGED BY THE ADVISER'S MUNICIPAL FIXED INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JOSEPH PIRARO, VICE PRESIDENT; ROBERT WIMMEL, VICE PRESIDENT; AND JACK REYNOLDSON, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS?

A   Bonds entered the period riding a
downward trend in yields, which was a boon to total returns. Continued economic weakness and poor equity returns helped boost municipal bond performance. With rates falling across the yield curve, municipal bonds hit their lowest yields of the year at the end of the third quarter.

    That trend reversed in October when assets began to flow back out of the municipal market. Investors appeared to come to the conclusion that equities were once again attractive, and municipal bond yields rose as they moved assets out of the asset class. Returns in October were especially poor in the California market. Institutional investors avoided making purchases in expectation of the arrival of $12 billion in long-awaited bonds from the California Department of Water Resources. After a brief respite in November, the California market fell further behind the national market in December when the state's general obligations were downgraded.

    The California market also lagged the rest of the country because of its deteriorating fiscal condition. The state, which recently had a large surplus, now faces a projected budget shortfall of $35 billion. The weakness of the U.S. economy was certainly a factor in the state's budget woes, as was the continued malaise of Silicon Valley.

Q   HOW DID THE TRUST PERFORM IN
    THIS ENVIRONMENT?

A   The trust continued to provide
shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.053 per share translates to a distribution rate of 6.46 percent based on the trust's closing common share market price as of December 31, 2002.

    For the six months ended December 31, 2002, the trust produced a total return of 1.38 percent based on common share market price. This reflects a decrease in common share market price from $10.14 per share on June 30, 2002, to $9.85 per share on December 31, 2002. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return, share price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers California Municipal Bond Index posted a total return of 4.43 percent for the same period. The Lehman Brothers California Municipal Bond Index is a broad-based, unmanaged index made up of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WERE THE KEY DRIVERS OF
    THE TRUST'S RELATIVE PERFORMANCE?

A   The biggest boost to the trust's
performance came from its high quality bias. We maintained the portfolio's high credit quality throughout the period, and it ended the year with more than 80 percent of its long-term investments invested in insured bonds that carried AAA ratings. These bonds benefited both from their relative stability in the wake of California's economic difficulties as well as from their sensitivity to falling interest rates. The trust's yield curve positioning also helped performance.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE TRUST?

A   Our analysis earlier in the year
indicated that a defensive posture was appropriate for the portfolio. This had a number of effects on the trust. First, as mentioned earlier, we kept the trust's credit quality high. In addition, we moved to protect shareholders from unexpected interest-rate volatility by concentrating our purchases in the intermediate part of the curve. Our analysis indicated that this part of the curve offered the best value and was also likely to perform relatively well in the event that interest rates reversed course. We also purchased bonds with above-market coupons. These issues offered the added benefit of both strong current income as well as a yield cushion to protect against unwanted interest-rate changes.

    We also adjusted the portfolio's sector exposure to respond to economic uncertainty. Many sectors of the municipal bond market are heavily affected by economic activity and corporate revenues. We chose to steer the portfolio away from these sectors by purchasing securities backed by revenues from essential municipal services. These bonds are less affected by a weak economy.

    With interest rates in flux over the course of the year, we chose to maintain the portfolio's duration roughly in line with that of its benchmark. The trust ended the year with a duration only slightly less than its benchmark.

Q   WHAT IS YOUR OUTLOOK FOR
    THE TRUST AND THE MARKETS IN THE COMING MONTHS?

A   Our outlook for the markets is
heavily colored by many of the same factors that drove investor behavior in 2002. The strength of the economy is bound to have a cyclical upturn at some point, though it is of course impossible to say just when that will happen. In the meanwhile, there are some significant factors that are likely to continue to weigh on the markets. Key among these is uncertainty over the current geopolitical situation.

    On a more positive note, the municipal market should benefit in the event that the equity markets continue to be weak. In that case, municipal bonds are likely to resume their role as a safe haven in troubled markets.

    In order to seek to manage the portfolio's interest-rate exposure in a changing interest-rate environment, we may engage in transactions involving interest rate swaps, caps, floors or collars. We expect to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management or for risk management purposes.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOND: A debt security issued by a government or corporation that pays the bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. Such bonds are issued to finance essential government projects, such as highways and schools.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS: Interest rate swaps involve the exchange by the trust with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notational amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10 and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping curve. A flat yield curve represents little difference between short- and long-term interest rates, while a negative yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS  153.4%
$1,000    Abag Fin Auth For Nonprofit Corp CA Ctf Part
          Childrens Hosp Med Cent (AMBAC Insd)........  5.875%   12/01/19   $  1,144,660
 1,000    Abag Fin Auth For Nonprofit Corp CA Insd Rev
          Ctf Lincoln Glen Manor Sr Citizens (CA MTG
          Insd).......................................  6.100    02/15/25      1,066,050
 1,000    Abag Fin Auth For Nonprofit Corp CA Multi-
          Family Rev Hsg Utd Dominion Ser A Rfdg
          (Asset Gty Insd)............................  6.400    08/15/30      1,073,380
 1,205    Alameda Cnty, CA Wtr Dist Rev Rfdg (MBIA
          Insd).......................................  4.750    06/01/20      1,223,930
 1,400    Alhambra, CA City Elem Sch Dist Ser A (FSA
          Insd).......................................  5.600    09/01/24      1,532,790
   790    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
          Agy Pool Rev Ser A (FSA Insd)...............  6.000    12/15/15        873,353
 1,000    Bay Area Toll Auth CA Toll Brdg Rev San
          Francisco Bay Area Ser D....................  5.000    04/01/17      1,062,040
   835    California Edl Fac Auth Rev Student Ln CA Ln
          Pgm Ser A (MBIA Insd).......................  6.000    03/01/16        927,443
 1,000    California Hlth Fac Fin Auth Rev Cedars
          Sinai Med Cent Ser A........................  6.125    12/01/19      1,084,670
   485    California Hsg Fin Agy Rev Home Mtg Ser E
          (AMBAC Insd)................................  6.100    08/01/29        508,551
 1,000    California Hsg Fin Agy Rev Multi-Family Hsg
          III Ser A (MBIA Insd).......................  5.850    08/01/17      1,048,340
 1,000    California Infrastructure & Econ Dev Bk Rev
          (MBIA Insd).................................  5.500    06/01/15      1,134,200
 1,000    California Pollutn Ctl Fin Auth Pollutn Ctl
          Rev Southn CA Edison Co (AMBAC Insd)........  6.000    07/01/27      1,023,400
   400    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (GNMA
          Collateralized).............................  7.800    02/01/28        462,840
 2,000    California St (FGIC Insd)...................  5.000    10/01/23      2,032,480
 1,000    California St Univ Fresno Assn Inc Rev Sr
          Aux Organization Event Ctr..................  6.000    07/01/22      1,036,590
 1,000    California St Veterans Ser BH (FSA Insd)....  5.400    12/01/15      1,061,160
 1,000    California St Veterans Ser BH (FSA Insd)....  5.400    12/01/16      1,056,110

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
          (MBIA Insd).................................  5.000%   06/01/21   $  1,035,740
 1,280    El Cerrito, CA Redev Agy Tax Alloc Redev
          Proj Area Ser B Rfdg (MBIA Insd)............  5.250    07/01/15      1,418,227
 1,000    Emeryville, CA Pub Fin Auth Shellmound Pk
          Redev & Hsg Proj B (MBIA Insd)..............  5.000    09/01/19      1,040,440
 1,000    Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...........................  5.250    12/01/19      1,092,160
 1,000    Fontana, CA Redev Agy Tax Southeast Indl Pk
          Proj Rfdg (MBIA Insd).......................  5.000    09/01/22      1,024,120
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................   *       01/15/30        206,610
 1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (Escrowed to
          Maturity) (a)............................... 0/7.050   01/01/10      1,091,730
 1,000    Irvine, CA Pub Facs & Infrastructure Auth
          Assmt Rev Ser B (AMBAC Insd)................  5.000    09/02/22      1,030,300
   800    Kern, CA Cmnty College Sch Fac Impt Dist
          Mammoth Campus Ser A (AMBAC Insd)...........  5.000    08/01/19        840,104
   701    Los Angeles Cnty, CA Tran Comm Lease Rev Dia
          RR Lease Ltd (FSA Insd).....................  7.375    12/15/06        721,056
 1,000    Los Angeles, CA Uni Sch Dist 1997 Election
          Ser E (MBIA Insd)...........................  5.500    07/01/17      1,125,590
 1,200    Metropolitan Wtr Dist Southrn CA Wtrwks Rev
          Ser A Rfdg (MBIA Insd)......................  4.750    07/01/22      1,207,152
 1,405    Moorpark, CA Uni Sch Dist Ser A.............  5.375    08/01/18      1,547,495
 1,800    Mountain View Los Altos, CA Uni High Sch
          Dist Ctfs Partn (MBIA Insd).................  5.625    08/01/16      1,806,102
 1,000    Palm Desert, CA Fin Auth Hsg Set Aside......  5.000    10/01/31      1,026,990
 1,000    Pico Rivera, CA Wtr Auth Rev Wtr Sys Proj
          Ser A (MBIA Insd)...........................  5.500    05/01/19      1,140,350
 2,000    Redding, CA Jt Pwrs Fin Auth Elec Sys Rev
          Ser A (MBIA Insd)...........................  5.500    06/01/11      2,249,280
 1,000    Redlands, CA Redev Agy Tax Alloc Redev Proj
          Ser A Rfdg (MBIA Insd)......................  4.750    08/01/21      1,010,430
 1,000    San Bernardino Cnty, CA Ctfs Partn Med Cent
          Fin Proj (MBIA Insd)........................  5.000    08/01/28      1,007,460
 1,000    San Diego, CA Hsg Auth Multi-Family Hsg Rev
          (GNMA Collateralized).......................  5.000    07/20/18      1,025,960
 1,000    San Dimas, CA Redev Agy Tax Alloc Creative
          Growth Ser A (FSA Insd).....................  5.000    09/01/16      1,066,430

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002 (Unaudited)

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,000    San Jose, CA Fin Auth Lease Rev Convention
          Ctr Proj Ser F Rfdg (MBIA Insd).............  5.000%   09/01/17   $  2,132,320
 2,000    San Mateo, CA Uni High Sch Dist Cap Apprec
          Election of 2000 Ser B......................   *       09/01/26        580,600
 1,000    Sanger, CA Uni Sch Dist Rfdg (MBIA Insd)....  5.600    08/01/23      1,138,590
 1,350    Santa Ana, CA Uni Sch Dist..................  5.375    08/01/21      1,452,519
 1,305    South Orange Cnty, CA Pub Fin Auth Reassmt
          Rev (FSA Insd)..............................  5.800    09/02/18      1,488,679
   600    Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs.................................  5.500    07/01/20        600,510
 1,325    Sweetwater, CA Auth Wtr Rev.................  5.500    04/01/18      1,475,242
 1,000    University of CA Rev Multi Purp Proj Ser M
          (FGIC Insd).................................  5.125    09/01/17      1,083,580
                                                                            ------------

TOTAL LONG-TERM INVESTMENTS  153.4%
  (Cost $48,519,803).....................................................     53,017,753
SHORT-TERM INVESTMENT  2.3%
  (Cost $800,000)........................................................        800,000
                                                                            ------------

TOTAL INVESTMENTS  155.7%
  (Cost $49,319,803).....................................................     53,817,753
OTHER ASSETS IN EXCESS OF LIABILITIES  2.2%..............................        767,817
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (57.9%)..............    (20,015,822)
                                                                            ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...........................   $ 34,569,748
                                                                            ============

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
CA MTG Insd--California Mortgage Insurance Co.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $49,319,803)........................  $53,817,753
Cash........................................................      142,624
Interest Receivable.........................................      816,838
Other.......................................................          450
                                                              -----------
    Total Assets............................................   54,777,665
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       27,530
  Affiliates................................................        4,318
Trustees' Deferred Compensation and Retirement Plans........      132,472
Accrued Expenses............................................       27,775
                                                              -----------
    Total Liabilities.......................................      192,095
Preferred Shares (including accrued distributions)..........   20,015,822
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $34,569,748
                                                              ===========
NET ASSET VALUE PER COMMON SHARE
($34,569,748 divided by 3,257,560 shares outstanding).......  $     10.61
                                                              ===========
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 3,257,560 shares issued and
  outstanding)..............................................  $    32,576
Paid in Surplus.............................................   29,564,418
Net Unrealized Appreciation.................................    4,497,950
Accumulated Undistributed Net Investment Income.............      372,703
Accumulated Net Realized Gain...............................      102,101
                                                              -----------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $34,569,748
                                                              ===========
PREFERRED SHARES
($.01 par value, authorized 1,000,000 shares, 400 issued
  with liquidation preference of $50,000 per share).........  $20,000,000
                                                              ===========
NET ASSETS INCLUDING PREFERRED SHARES.......................  $54,569,748
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,383,566
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     164,253
Preferred Share Maintenance.................................      33,376
Legal.......................................................       7,176
Custody.....................................................       1,821
Other.......................................................      41,772
                                                              ----------
    Total Expenses..........................................     248,398
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,135,168
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  279,344
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   3,194,597
  End of the Period.........................................   4,497,950
                                                              ----------
Net Unrealized Appreciation During the Period...............   1,303,353
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,582,697
                                                              ==========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $ (134,741)
                                                              ==========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $2,583,124
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                      SIX MONTHS ENDED     YEAR ENDED
                                                      DECEMBER 31, 2002   JUNE 30, 2002
                                                      ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $ 1,135,168       $ 2,301,240
Net Realized Gain....................................        279,344           241,341
Net Unrealized Appreciation During the Period........      1,303,353           656,551
Distributions to Preferred Shareholders:
  Net Investment Income..............................       (134,741)         (347,185)
                                                         -----------       -----------
Change in Net Assets Applicable to Common Shares from
  Operations.........................................      2,583,124         2,851,947

Distributions to Common Shareholders:
  Net Investment Income..............................     (1,035,803)       (1,786,643)
  Net Realized Gain..................................       (372,991)         (215,976)
                                                         -----------       -----------
NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES.........................      1,174,330           849,328
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period..............................     33,395,418        32,546,090
                                                         -----------       -----------
End of the Period (Including accumulated
  undistributed net investment income of $372,703 and
  $408,079, respectively)............................    $34,569,748       $33,395,418
                                                         ===========       ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    SIX MONTHS
                                                      ENDED
                                                   DECEMBER 31,    --------------------
                                                       2002        2002 (e)      2001
                                                   ------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..........   $  10.25      $   9.99    $   9.36
                                                     --------      --------    --------
  Net Investment Income...........................        .35           .71         .73
  Net Realized and Unrealized Gain/Loss...........        .48           .28         .58
  Common Share Equivalent of Distributions Paid to
  Preferred Shareholders:
    Net Investment Income.........................       (.04)         (.11)       (.23)
                                                     --------      --------    --------
Total from Investment Operations..................        .79           .88        1.08
Distributions Paid to Common Shareholders:
    Net Investment Income.........................       (.32)         (.55)       (.45)
    Net Realized Gain.............................       (.11)         (.07)        -0-*
                                                     --------      --------    --------
NET ASSET VALUE, END OF THE PERIOD................   $  10.61      $  10.25    $   9.99
                                                     ========      ========    ========
Common Share Market Price at End of the Period....   $   9.85      $  10.14    $   8.83
Total Return (a)..................................      1.38%**      22.39%      10.99%
Net Assets Applicable to Common Shares at End of
  the Period (In millions)........................   $   34.6      $   33.4    $   32.5
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (b)............................      1.44%         1.59%       1.65%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (b)..........      6.56%         6.90%       7.33%
Portfolio Turnover................................        11%**         24%         16%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (b)............................       .91%          .99%       1.02%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c)..........      5.78%         5.86%       5.02%
SENIOR SECURITIES:
Total Preferred Shares Outstanding................        400           400         400
Asset Coverage Per Preferred Share (d)............   $136,464      $133,498    $131,365
Involuntary Liquidating Preference Per Preferred
  Share...........................................   $ 50,000      $ 50,000    $ 50,000
Average Market Value Per Preferred Share..........   $ 50,000      $ 50,000    $ 50,000

 * Amount is less than $.01

** Non-Annualized

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c) Ratios reflect the effect of dividend payments to preferred shareholders.

(d) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing by the number of preferred shares outstanding.

(e) As required, effective July 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended June 30, 2002 was to increase the ratio of net investment income to average net assets applicable to common shares by .06%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to June 30, 2002 have not been restated to reflect this change in presentation.


YEAR ENDED JUNE 30,
-----------------------------------------------------------------------------------------
      2000       1999       1998       1997       1996       1995       1994       1993
-----------------------------------------------------------------------------------------
    $   9.93   $  10.67   $  10.45   $  10.28   $  10.40   $  10.30   $  10.96   $  10.15
    --------   --------   --------   --------   --------   --------   --------   --------
         .76        .78        .85        .89        .91        .95        .96        .97
        (.44)      (.37)       .53        .39        -0-*       .11       (.74)       .78
        (.22)      (.20)      (.22)      (.21)      (.23)      (.23)      (.16)      (.17)
    --------   --------   --------   --------   --------   --------   --------   --------
         .10        .21       1.16       1.07        .68        .83        .06       1.58
        (.53)      (.62)      (.72)      (.75)      (.75)      (.72)      (.71)      (.66)
        (.14)      (.33)      (.22)      (.15)      (.05)      (.01)      (.01)      (.11)
    --------   --------   --------   --------   --------   --------   --------   --------
    $   9.36   $   9.93   $  10.67   $  10.45   $  10.28   $  10.40   $  10.30   $  10.96
    ========   ========   ========   ========   ========   ========   ========   ========
    $  8.375   $  9.875   $ 12.125   $12.1875   $ 10.875   $  10.75   $ 10.625   $ 10.875
      -8.14%    -11.17%      7.77%     21.40%      9.02%      8.67%      4.32%     18.49%
    $   30.5   $   32.3   $   34.5   $   33.6   $   32.9   $   33.0   $   32.6   $   34.5
       1.47%      1.67%      1.57%      1.58%      1.65%      1.65%      1.53%      1.57%
       8.25%      7.38%      8.00%      8.54%      8.76%      9.35%      8.70%      9.21%
         60%        33%        53%        30%        19%        16%        11%        18%
        .88%      1.05%       .99%       .99%      1.03%      1.02%       .97%       .98%
       5.82%      5.49%      5.91%      6.51%      6.57%      7.02%      7.28%      7.62%
         400        400        400        400        400        400        400        400
    $126,216   $130,843   $136,309   $134,055   $132,192   $132,521   $131,433   $136,284
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on November 1, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2002, the Trust had no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discounts are accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $49,279,540
                                                              ===========
Gross tax unrealized appreciation...........................  $ 4,538,213
Gross tax unrealized depreciation...........................          -0-
                                                              -----------
Net tax unrealized appreciation on investments..............  $ 4,538,213
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended June 30, 2002 was as follows:

                                                                2002
Distributions paid from:
  Ordinary income...........................................  $ 68,140
  Long-term capital gain....................................   147,836
                                                              --------
                                                              $215,976
                                                              ========

    As of June 30, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $ 32,192
Undistributed long-term capital gain........................   181,986

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

    For the six months ended December 31, 2002, the Trust recognized expenses of approximately $1,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended December 31, 2002, the Trust recognized expenses of approximately $11,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,605,513 and $6,024,119, respectively.

4. REMARKETED PREFERRED SHARES

The Trust has outstanding 400 shares of Remarketed Preferred Shares ("RP"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on December 31, 2002 was 1.375%, and for the six months then ended rates ranged from 1.01% to 1.50%

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the RP are subject to mandatory redemption if the tests are not met.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002 (Unaudited)

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may seek to manage the portfolio's interest rate exposure in a changing interest rate environment by engaging in transactions involving interest rate swaps, caps, floors, or collars. The Trust expects to enter into these transactions primarily as a hedge against anticipated interest rate or fixed-income market changes, for duration management purposes or for risk management purposes but may also enter into these transactions to generate additional income. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts or agreements. During the six months ended December 31, 2002, the Trust did not enter into any of these transactions.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
920, 910, 106                                                  Member NASD/SIPC.
VKC SAR 2/03                                                     9465B03-AS-2/03